Exhibit 99.1
The Timken Company Investor Presentation March 2011

INVESTOR RELATIONS CONTACT: Steve Tschiegg, Director - Capital Markets & Investor Relations PH: (330) 471-7446 E-mail: steve.tschiegg@timken.com

Safe Harbor Certain statements in this presentation (including statements regarding the company's forecasts, beliefs, estimates and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, the statements related to Timken's plans, outlook, future financial performance and liquidity, including the information under the headings "Outlook" and "Targets" are forward- looking. The company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including: the company's ability to respond to the changes in its end markets that could affect demand for the company's products; unanticipated changes in business relationships with customers or their purchases from the company; changes in the financial health of the company's customers, which may have an impact on the company's revenues, earnings and impairment charges; fluctuations in raw-material and energy costs and their impact on the operation of the company's surcharge mechanisms; the impact of the company's last-in, first-out accounting; weakness in global economic conditions and financial markets; changes in the expected costs associated with product warranty claims; the impact on operations of general economic conditions, higher or lower raw-material and energy costs, fluctuations in customer demand, and the company's ability to achieve the benefits of its ongoing programs and initiatives. These and additional factors are described in greater detail in the company's Annual Report on Form 10-K for the year ended December 31, 2010, page 44. The company undertakes no obligation to update or revise any forward-looking statement.

About The Timken Company A leading provider of friction management and power transmission solutions to diverse markets, including: - Aerospace - Construction - Mining - Truck - Energy / Wind - Automotive - Rail - Distribution Established in 1899 Headquartered in Canton, Ohio 2010 sales: $4.1 billion Global manufacturing footprint with operations in 27 countries 20,000 associates Timken 2010 Sales: $4.1 billion Process Industries 22% Aerospace & Defense 8% Steel Group 31% Mobile Industries 39% Note: Segment sales are based on 2010 actual. Process Industries and Steel Group sales exclude inter-segment sales of $3 million and $103 million respectively.

Diverse Global Portfolio 2010 Sales: $4.1 Billion Broad-based end markets and customers Increased sales from demanding applications Expanded channels into the aftermarket Diversified global scope, growing faster outside the U.S. 34% of sales are outside the U.S. Excluding Steel Group, sales abroad represent nearly 50% of the portfolio Portfolio Diversification Global Diversification

Timken Position in Asia 2010 Sales: $470 million, 12% of Timken Employment: 4,500 Industrial market focus: Infrastructure Energy Aftermarket Services China and India "home markets" Expanding in ASEAN - Indonesia Growing brand reputation Broader product range Significant industrial bearing manufacturing capacity & supply chain Strong local organizations

The Strategy is Working Enhance existing products and services Leverage technology to create value Capture lifetime of opportunity Structure portfolio for value creation Fix/Exit under-performing areas Refine lean operating model Improve efficiency and reduce cost structure Increase agility Deliver greater profitability Attractive industrial markets Developing geographies Channels, services, distribution

Strategic Accomplishments Improved leverage Increased productivity Less cycle vulnerability Each business better positioned to earn cost of capital through the cycle Dramatically changed portfolio via structural acquisitions, divestitures and organic business development High-margin Aerospace & Defense and Process Industries businesses moving into the up cycle Lean performance: sustaining flexible force Improved manufacturing throughput Streamlined supply chain logistics Leverage greater returns on higher volume Reduced asset intensity SAP investment Working capital improvement Reduced structural S&A costs

Strategic Accomplishments Record New Products Attractive Markets Focused Acquisitions Spherical roller bearings (wear-resistant type shown) Type-E Housed Units Integrated Systems (bearing, seal, lubrication) for Multi-megawatt Wind Turbines New steel products Expanding in diverse industries, channels, services, distribution Aerospace engines Wood, pulp, paper Food processing Wind energy & services Aerospace aftermarket Focus on "Power Transmission Adjacent Products" High aftermarket, services, distribution components Challenging, highly engineered, critical end-user applications Target market segments that value Timken's brand promise

2011 Outlook Sector Profile Mobile Industries Bearings, power transmission components and related products and services Serves diverse market sectors - Light Vehicle - Auto Aftermarket - Off Highway - Heavy Truck - Rail Customers: OEMs and aftermarket distributors Completed portfolio re-pricing Effectively managed OE attrition Penetration in strategic markets Strong operational performance Revenues expected to be up modestly Growth in off-highway, rail, heavy truck auto/heavy truck aftermarkets Continuing automotive OE attrition Sustained margins Strong cash flow Segment Overview 2010 Sales: $1.6 billion 2010 Achievements

2011 Outlook Sector Profile Process Industries Key markets will continue to rebound and grow Strong leverage from manufacturing investments Expand Asia growth initiatives Penetrate global wind energy market Expand new products and services Growth launch in Latin America & ASEAN regions Segment Overview 2010 Achievements Bearings and power transmission products and related services for broad industrial markets Diverse and global customer base ~65% aftermarket; consistent, profitable business 2010 Sales: $903 million Accelerated growth in new products: spherical, cylindrical and housed units QM acquisition Continued expansion in Asia Gains in wind energy

Aerospace and Defense Power transmission systems and flight- critical components for civil and military aircraft: - Helicopter transmissions - Bearings - Rotor head assemblies - Gears - Turbine engine - Housings components Aftermarket engine overhaul, replacement parts, bearing and component repair Health and positioning control applications Strengthening commercial aerospace Continued weakness in general aviation Defense spending uncertain Improving positioning control markets globally Margin improvement Strong cash flow 2010 Sales: $338 million 2011 Outlook Sector Profile Segment Overview 2010 Achievements Implemented business systems infrastructure Rationalized footprint Qualified over 150 new parts

Steel Group Market leadership position in high quality air-melted alloy steel bars, tubes, precision components and value-added services Bars: 1" to 16" Serving niche high-end applications where demands on performance are significant Special machining characteristics Resistance to heat, stresses or wear High strength or other traits... Sustained market recovery for light vehicle market Initial stage recovery for heavy & medium-duty truck market Higher oil prices drive world rig count growth Strong industrial demand expected through 2011 2010 Sales: $1.4 billion 2011 Outlook Sector Profile Segment Overview 2010 Achievements Pricing Secure iron source Accelerated ramp up Daido steel source Working capital control Capital investment Tubes: 2" to 13"

The Path Forward Build on the momentum Execute for results: superior returns Advance the portfolio: diversified, balanced Accelerate growth: organic investments + acquisitions that fit Strengthen the team: global breadth & depth

Financial Review

2010 Results Sales of $4.1 billion, up 29% from prior year Primarily due to stronger light-vehicle demand with a second half acceleration in heavy-truck, off-highway, energy and industrial distribution sectors, as well as surcharges and pricing EBIT of $440 million, or 10.8% of sales Driven primarily by impact of higher volume, improved manufacturing utilization and cost reductions EPS of $2.73 -versus a loss of $0.64 from prior year Excluding special items, EPS of $2.95 vs. $0.53 in 2009 Note: EBIT and EPS reflect continuing operations and include the impact of special items: impairment and restructuring, manufacturing rationalization/integration/ reorganization and special charges and credits. See Appendix for GAAP Reconciliations for EPS results excluding these items.

2010 Results Free Cash Flow of $146 million From operating activities after pension contributions, capital expenditures and dividends Includes $230 million pension and $54 million VEBA trust contributions Strong Balance Sheet Cash position of $877 million, or $363 million in excess of total debt Pension & postretirement benefits unfunded liability of $983 million, down $367 million from prior year Liquidity of $1.8 billion, with no significant debt maturities until 2014 Note: Free cash flow is defined as net cash provided by operating activities (includes pension contributions) minus capital expenditures and dividends. See Appendix for GAAP Reconciliations.

Sales 2013 Target 10-15% CAGR including organic & inorganic growth Note: 2003 includes Torrington acquisition as acquired February 2003. Historical results exclude the discontinued operations of Latrobe Steel (2006 divestment) and the Needle Roller Bearings (NRB) business (2009 divestment). NRB discontinued operations for 2003 and 2004 are based on internal estimates. CAGR 1991-2001: 4% CAGR 2002-2009: 4% Net Sales ($ in Millions)

Earnings Per Share (GAAP) Earnings Per Share 2013 EPS Target $4.75-$5.25 including organic & inorganic growth Net Sales ($ in Millions) Note: Earnings are reported on a GAAP basis and include the impact of special items, such as restructuring and reorganization expenses, CDO payments and goodwill amortization. EPS assumes dilution. 2003 includes Torrington acquisition as acquired February 2003. Historical results exclude the discontinued operations of Latrobe Steel (2006 divestment) and the Needle Roller Bearings (NRB) business (2009 divestment). NRB discontinued operations for 2003 and 2004 are based on internal estimates.

Free Cash Flow Free Cash Flow ($ in Millions) 2013 Target $200M-$250M '91-'01 Avg: $16M '02-'09 Avg: $87M Note: Free cash flow defined as net cash provided by operating activities (includes pension contributions) minus capital expenditures and dividends. A reconciliation to GAAP and description of this measure can be found in the Appendix. Results include discontinued operations until divested.

Net Debt Net Debt /Capital Net Debt ($ in Millions) Note: 2003 includes Torrington acquisition as acquired February 2003. Net Debt / Capital (leverage) defined as Net Debt / (Net Debt + Equity). A reconciliation to GAAP and description of this measure can be found in the Appendix. Target leverage of 30% - 35%

Return on Invested Capital Cost of Capital Note: The company uses NOPAT/Average Invested Capital as a type of ratio that indicates return on capital (ROIC). A reconciliation to GAAP and description of this measure can be found in the Appendix. Return on Invested Capital '91-'01 Avg. : 6.2% '02-'09 Avg. : 7.8% 2013 Target 13-15% Cost of Capital ~ 9%

Capital Allocation Organic growth and performance improvement initiatives Targeted in industrial market sectors; wind, aerospace, heavy industries, oil & gas Asia Growth Acquisitions Industrial and aftermarket focus Market-leading position Strong management team International focus Accretive to earnings / cash in year one Earn cost of capital within three years Pension / OPEB funding Dividends and share repurchase 355th consecutive quarterly dividend paid in March 2011 Authorized share repurchase program - 3 million shares remaining

Incentive Compensation Short-Term Short-Term Intermediate Intermediate Long-Term Long-Term (Cash) (Cash) (Cash) (Cash) (Equity) (Equity) Program Annual Performance Award Annual Performance Award Intermediate Incentive Intermediate Incentive Restricted Non Qualified Plan (APA) Plan (APA) Plan (IIP) Plan (IIP) Shares Stock Options Objective Short-term operational business priorities Short-term operational business priorities Mid-term strategic business priorities Mid-term strategic business priorities Long-term shareholder value creation Long-term shareholder value creation 5,700 Associates globally 5,700 Associates globally 150 General Managers & above 150 General Managers & above 400 Senior Managers and above coupled with certain ownership requirements 400 Senior Managers and above coupled with certain ownership requirements Participants 5,700 Associates globally 5,700 Associates globally 150 General Managers & above 150 General Managers & above 400 Senior Managers and above coupled with certain ownership requirements 400 Senior Managers and above coupled with certain ownership requirements Time Horizon 1 Year 1 Year 3 Years 3 Years 4 Years 10 Years Metrics 40% Corporate EBIT/BIC 50% EPS 50% ROIC 50% EPS 50% ROIC Share price Share price Metrics 30% Business Unit EBIT/BIC 50% EPS 50% ROIC 50% EPS 50% ROIC Share price Share price Metrics 15% BU working capital % sales 50% EPS 50% ROIC 50% EPS 50% ROIC Share price Share price Metrics 15% Customer service or New business sales ratio 50% EPS 50% ROIC 50% EPS 50% ROIC Share price Share price

The Strategy is Working Enhance existing products and services Leverage technology to create value Capture lifetime of opportunity Structure portfolio for value creation Fix/Exit under-performing areas Refine lean operating model Improve efficiency and reduce cost structure Increase agility Deliver greater profitability Attractive industrial markets Developing geographies Channels, services, distribution

The Timken Company Investor Presentation March 2011

Appendix

Mobile Industries 2010 Performance Summary Performance Update Completed portfolio re-pricing Effectively managed OE attrition Penetration in strategic markets Strong operational performance Key Accomplishments Sales up 25% to $1.6 billion Growth drivers: Market recoveries in light vehicles, off highway, heavy truck and automotive aftermarket Leveraged the economic recovery / manufacturing costs Record profitability; strong cash flow Revenue - $Mils. Margins Earnings (EBIT) - $Mils. Note: Adjusted EBIT excludes the impact of special items. Revised EBIT is inclusive of special items. See appendix for reconciliation.

Implemented business systems infrastructure Rationalized footprint Qualified over 150 new parts Late-cycle weakness in civil and defense markets Inventory destocking Earned 6% adjusted margin for the full year Performance Update Key Accomplishments Margins Revenue - $Mils. Earnings (EBIT) - $Mils. Note: Adjusted EBIT excludes the impact of special items. Revised EBIT is inclusive of special items. See appendix for reconciliation. Aerospace & Defense 2010 Performance Summary

Accelerated growth in new products: spherical, cylindrical and housed units QM acquisition Continued expansion in Asia Gains in wind energy Process Industries 2010 Performance Summary Double digit growth Margin expansion YOY Strong working capital management Distribution recovered in 2nd half Heavy industry markets lagged Performance Update Key Accomplishments Metrics Business drivers Margins Revenue - $Mils. Earnings (EBIT) - $Mils. Note: Adjusted EBIT excludes the impact of special items. Revised EBIT is inclusive of special items. See appendix for reconciliation.

Performance Update Key Accomplishments Pricing Secure iron source Accelerated ramp up Daido steel source Working Capital control Capital Investment Sales up 90% to $1.4 billion Growth drivers: Demand recovery, inventory restocking Improved capacity utilization Strong earnings rebound; 2x cost of capital Margins Revenue - $Mils. Earnings (EBIT) - $Mils. Note: Adjusted EBIT excludes the impact of special items. Revised EBIT is inclusive of special items. See appendix for reconciliation. Steel 2010 Performance Summary

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